VK-SCD-SUMSUP-2

Summary Prospectus Supplement dated April 20, 2018

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, Y, R5 and R6 shares of the Fund listed below:

Invesco Small Cap Discovery Fund

The following information replaces the table in its entirety appearing under the heading “FUND SUMMARY – Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Matthew Hart	Portfolio Manager (lead)	2010 (predecessor fund 2000)
Justin Sander	Portfolio Manager	2018”

VK-SCD-SUMSUP-2